Exhibit 99.2

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

UNAUDITED CONDENSED FINANCIAL STATEMENTS

June 30, 2017

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

INDEX TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

June 30, 2017

F-1

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

CONDENSED BALANCE SHEETS

	As of
	June 30, 2017	December 31, 2016
	(Unaudited)
ASSETS

CURRENT ASSETS:
Cash	$90,468	$117,925
Inventories	350	—
Prepaid expenses	5,160	975
Security deposit	738	432

Total Current Assets	96,716	119,332

OTHER ASSETS:
Property, plant and equipment, net	3,474	3,774

Total Assets	$100,190	$123,106

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$—	$888
Accrued liabilities and other payables	2,746	6,437
VAT and other taxes payable	—	1,086
Income taxes payable	3,388	3,955

Total Current Liabilities	6,134	12,366

Total Liabilities	6,134	12,366

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Registered paid-in capital	462,543	462,543
Due from founders in connection with registered paid-in capital	(385,137)	(385,137)
Retained earnings	17,457	36,573
Statutory reserve	4,064	4,064
Accumulated other comprehensive loss - foreign currency translation adjustment	(4,871)	(7,303)

Total Stockholders’ Equity	94,056	110,740

Total Liabilities and Stockholders’ Equity	$100,190	$123,106

The accompanying notes are an integral part of these unaudited condensed financial statements.

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

UNAUDITED CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the Three Months	For the Three Months	For the Six Months	For the Six Months
	Ended	Ended	Ended	Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

REVENUE	$—	$—	$—	$—

COST OF REVENUE	—	—	—	—

GROSS PROFIT	—	—	—	—

OPERATING EXPENSES:
Salaries and related benefits	6,429	6,615	12,834	11,660
Travel and entertainment	175	459	489	780
Other general and administrative	4,348	622	5,950	1,177

Total Operating Expenses	10,952	7,696	19,273	13,617

LOSS FROM OPERATIONS	(10,952)	(7,696)	(19,273)	(13,617)

OTHER INCOME (EXPENSE):
Interest income	76	64	157	135

Total Other Income, net	76	64	157	135

LOSS BEFORE INCOME TAXES	(10,876)	(7,632)	(19,116)	(13,482)

INCOME TAXES	—	—	—	—

NET LOSS	$(10,876)	$(7,632)	$(19,116)	$(13,482)

COMPREHENSIVE LOSS:
NET LOSS	(10,876)	(7,632)	(19,116)	(13,482)
OTHER COMPREHENSIVE INCOME (LOSS)
Unrealized foreign currency translation gain (loss)	1,588	(1,814)	2,432	(1,558)
COMPREHENSIVE LOSS	$(9,288)	$(9,446)	$(16,684)	$(15,040)

The accompanying notes are an integral part of these unaudited condensed financial statements.

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

UNAUDITED CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

For the Six Months Ended June 30, 2017

	Registered Paid-in Capital	Due From Founders In Connection With Registered Paid-in Capital	Retained Earnings	Statutory Reserve	Accumulated Other Comprehensive Loss	Total Stockholders’ Equity

Balance, December 31, 2016	$462,543	$(385,137)	$36,573	$4,064	$(7,303)	$110,740

Net loss for the six months ended June 30, 2017	—	—	(19,116)	—	—	(19,116)

Foreign currency translation adjustment	—	—	—	—	2,432	2,432

Balance, June 30, 2017	$462,543	$(385,137)	$17,457	$4,064	$(4,871)	$94,056

The accompanying notes are an integral part of these unaudited condensed financial statements.

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

	For the Six Months Ended	For the Six Months Ended
	June 30, 2017	June 30, 2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(19,116)	$(13,482)
Adjustment to reconcile net loss from operations to
net cash used in operating activities:
Depreciation	387	58
Changes in operating assets and liabilities:
Inventories	(345)	—
Prepaid expenses	(4,103)	765
Security deposit	(291)	—
Accounts payable	(897)	(22,951)
Accrued liabilities and other payables	(3,795)	459
Accrued liabilities and other payables - related party	—	4
VAT and other taxes payable	(1,097)	—
Income taxes payable	(655)	(371)

NET CASH USED IN OPERATING ACTIVITIES	(29,912)	(35,518)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	—	(612)

NET CASH USED IN INVESTING ACTIVITIES	—	(612)

EFFECT OF EXCHANGE RATE ON CASH AND CASH EQUIVALENTS	2,455	(1,683)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(27,457)	(37,813)

CASH AND CASH EQUIVALENTS - beginning of period	117,925	101,727

CASH AND CASH EQUIVALENTS - end of period	$90,468	$63,914

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$—	$—
Income taxes	$655	$371

The accompanying notes are an integral part of these unaudited condensed financial statements.

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
June 30, 2017

NOTE 1 – ORGANIZATION AND NATURE OF OPERATIONS

Beijing JieTeng (GenExosome) Biotech Co., Ltd. (the “Company”) was incorporated under the laws of the People’s Republic of China (“PRC” or “China”). The Company was incorporated on August 7, 2015 and is engaged in contract services through performing development services for hospitals and sales of related products developed to hospitals.

The Company is engaged in the development of exosome technology to improve diagnosis and management of diseases. Exosomes are tiny, subcellular, membrane-bound vesicles in diameter of 30-150 nm that are released by almost all cell types and that can carry membrane and cellular proteins, as well as genetic materials that are representative of the cell of origin. Profiling various bio-molecules in exosomes may serve as useful biomarkers for a wide variety of diseases. Research kits, which are developed by the Company, are designed to be used by researchers for biomarker discovery and clinical diagnostic development, and the advancement of targeted therapies. Currently, research kits and services are available to isolate exosomes or extract exosomal RNA/protein from serum/plasma, urine and saliva samples.

NOTE 2 – BASIS OF PRESENTATION AND GOING CONCERN

Basis of presentation

These interim financial statements of the Company are unaudited. In the opinion of management, all adjustments (consisting of normal recurring accruals) and disclosures necessary for a fair presentation of these interim financial statements have been included. The results reported in the unaudited financial statements for any interim periods are not necessarily indicative of the results that may be reported for the entire year. The accompanying unaudited financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and do not include all information and footnotes necessary for a complete presentation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”).

Certain information and footnote disclosures normally included in the annual financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. These unaudited financial statements should be read in conjunction with the Company’s audited financial statements and notes thereto included in elsewhere in this report.

Going concern

The Company currently has limited operations. The Company’s operations are focused on contract services through performing development services for hospitals and sales of related products developed to hospitals in the People’s Republic of China.

These unaudited condensed financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business.

As reflected in the accompanying unaudited condensed financial statements, the Company had a net loss of $19,116 and $13,482, respectively, and had net cash used in operating activities of $29,912 and $35,518, respectively, for the six months ended June 30, 2017 and 2016, and did not generate any revenue during the six months ended June 30, 2017 and 2016. The Company has a limited operating history and its continued growth is dependent upon the continuation of providing contract services; hence generating revenues, and obtaining additional financing to fund future obligations and pay liabilities arising from normal business operations. In addition, the current cash balance cannot be projected to cover the operating expenses for the next twelve months from the release date of this report. These matters raise substantial doubt about the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital, implement its business plan, and generate significant revenues. There are no assurances that the Company will be successful in its efforts to generate significant revenues, maintain sufficient cash balance or report profitable operations or to continue as a going concern.

The accompanying unaudited condensed financial statements do not include any adjustments related to the recoverability or classification of asset-carrying amounts or the amounts and classification of liabilities that may result should the Company be unable to continue as a going concern.

The Company currently intends to evaluate new industry, geographic and market opportunities. The Company’s entry into a new business may take the form of being acquired by an existing business or, least likely, developing a business organically. Any such efforts may require significant capital, which the company currently lacks. There is no assurance that any such opportunity will become available. There is also no assurance that, if any opportunity becomes available, the Company will have the financial and other resources available to take advantage of such opportunity, since the Company has limited liquidity.

F-6

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
June 30, 2017

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of the unaudited condensed financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates during the six months ended June 30, 2017 and 2016 include allowance for doubtful accounts, reserve for obsolete inventories, the useful life of property, plant and equipment, and assumptions used in assessing impairment of long-term assets.

Cash

Cash consists of cash on hand and cash in bank. The Company maintains cash with financial institution in the PRC. At June 30, 2017 and December 31, 2016, cash balances in the PRC are $90,468 and $117,925, respectively, are uninsured. The Company has not experienced any losses in bank account and believes it is not exposed to any risks on its cash in bank account.

Concentrations of credit risk

Currently, the Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in PRC, and by the general state of the PRC’s economy. The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. The Company’s cash is maintained with state-owned bank within the PRC, and the deposit is not covered by insurance. The Company has not experienced any losses in such account and believes it is not exposed to any risks on its cash in bank account. A small portion of the Company’s sales are credit sales which is to the customer whose ability to pay is dependent upon the industry economics prevailing in these areas; however, concentrations of credit risk with respect to trade accounts receivables is limited due to generally short payment terms. The Company also performs ongoing credit evaluations of its customers to help further reduce credit risk.

Fair value of financial instruments and fair value measurements

The Company adopted the guidance of Accounting Standards Codification (“ASC”) 820 for fair value measurements which clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

●	Level 1-Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

●	Level 2-Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

●	Level 3-Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, inventories, prepaid expenses, security deposit, accounts payable, accrued liabilities and other payables, Value Added Tax (“VAT”) and other taxes payable, and income taxes payable approximate their fair market value based on the short-term maturity of these instruments. The Company did not have any non-financial assets or liabilities that are measured at fair value on a recurring basis as of June 30, 2017 and December 31, 2016.

ASC 825-10 “Financial Instruments”, allows entities to voluntarily choose to measure certain financial assets and liabilities at fair value (fair value option). The fair value option may be elected on an instrument-by-instrument basis and is irrevocable, unless a new election date occurs. If the fair value option is elected for an instrument, unrealized gains and losses for that instrument should be reported in earnings at each subsequent reporting date. The Company did not elect to apply the fair value option to any outstanding instruments.

F-7

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
June 30, 2017

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounts receivable

Accounts receivable are presented net of an allowance for doubtful accounts. The Company maintains allowances for doubtful accounts for estimated losses. The Company reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, a customer’s historical payment history, its current credit-worthiness and current economic trends. Accounts are written off after exhaustive efforts at collection.

The Company has no outstanding accounts receivable at June 30, 2017 and December 31, 2016. The Company historically has not experienced uncollectible accounts from customers granted with credit sales.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method. A reserve is established when management determines that certain inventories may not be saleable. If inventory costs exceed expected market value due to obsolescence or quantities in excess of expected demand, the Company will record reserves for the difference between the cost and the market value. These reserves are recorded based on estimates. The Company did not record any inventory reserve at June 30, 2017 and December 31, 2016.

Property and equipment

Property and equipment are carried at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in the statements of operations in the year of disposition. The Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

Impairment of long-lived assets

In accordance with ASC Topic 360, the Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable, or at least annually. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value.  The Company did not record any impairment charge for the six months ended June 30, 2017 and 2016.

Value added tax

The Company is subject to a value added tax (“VAT”) of 3% for performing development services and sales of related products developed. The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of development services provided and sales of related products developed. The Company reports revenue net of PRC’s value added tax for all the periods presented in the statements of operations.

Cost of revenue

Cost of revenue includes inventory costs, materials and supplies costs, depreciation, internal labor and related benefits, and other overhead costs incurred.

Research and development

Research and development costs are expensed as incurred. The Company did not incur any research and development costs during the six months ended June 30, 2017 and 2016.

Advertising costs

All costs related to advertising are expensed as incurred. The Company did not incur any advertising expenses during the six months ended June 30, 2017 and 2016.

F-8

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
June 30, 2017

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition

Pursuant to the guidance of ASC Topic 605, the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been provided, the purchase price is fixed or determinable and collectability is reasonably assured.

Types of revenue:

●	Service fees under agreements to perform contract services related to product development for hospitals. The Company does not perform contracts that are contingent upon successful results.

●	Sales of developed products to hospitals in connection with performing contract services.

Revenue recognition criteria:

●	Revenue from contract services performed under hospital contracts is recognized when it is earned pursuant to the terms of the contract. Each contract calls for a fixed dollar amount with a specified time period. These contracts generally involve up-front payment. Revenue is recognized for these projects as services are provided.

●	Revenue from sales of developed items to hospitals resulting from its contract services, which call for the transfer of other items developed during the projects to the customers, is recognized when the item is shipped to the customer and title is transferred.

The Company does not offer promotional payments, customer coupons, rebates or other cash redemption offers to its customers.

Income taxes

The Company accounts for income taxes using the asset/liability method prescribed by ASC 740, “Income Taxes.” Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the period in which the differences are expected to reverse. The Company records a valuation allowance to offset deferred tax assets if, based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized as income or loss in the period that includes the enactment date.

The Company follows the accounting guidance for uncertainty in income taxes using the provisions of ASC 740 “Income Taxes”. Using that guidance, tax positions initially need to be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. As of June 30, 2017 and December 31, 2016, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements. Tax year that remains subject to examination is the year ended December 31, 2016 and the period from August 7, 2015 (date of inception) through December 31, 2015. The Company recognizes and accrues for tax related interest and penalties when assessed. As of June 30, 2017 and December 31, 2016, the Company has not been assessed any interest or penalties.

The Company is governed by the Income Tax Law of the PRC. Under the Income Tax Laws of PRC, the Company was not subject to income tax at an effective rate of 10% as the Company incurred loss for the six months ended June 30, 2017 and 2016.

Foreign currency translation

The reporting currency of the Company is the U.S. dollar. The functional currency of the Company is the Chinese Renminbi (“RMB”). For the Company whose functional currency is the RMB, result of operations and cash flows are translated at average exchange rates during the period, assets and liabilities are translated at the unified exchange rate at the end of the period, and equity is translated at historical exchange rates. As a result, amounts relating to assets and liabilities reported on the statements of cash flows may not necessarily agree with the changes in the corresponding balances on the balance sheets. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income/loss. Transactions denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing at the balance sheet date with any transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

F-9

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
June 30, 2017

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency translation (continued)

All of the Company’s revenue transactions are transacted in the functional currency of the Company. The Company does not enter into any material transaction in foreign currencies. Transaction gains or losses have not had, and are not expected to have, a material effect on the results of operations of the Company.

Asset and liability accounts at June 30, 2017 and December 31, 2016 were translated at 6.7794 RMB to $1.00 and at 6.9448 RMB to $1.00, respectively, which were the exchange rates on the balance sheet dates. Equity accounts were stated at their historical rates. The average translation rates applied to the statements of operations for the six months ended June 30, 2017 and 2016 were 6.8745 RMB to $1.00 and 6.5357 RMB to $1.00, respectively. Cash flows from the Company’s operations are calculated based upon the local currencies using the average translation rate.

Comprehensive loss

Comprehensive loss is comprised of net loss and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders. For the Company, comprehensive loss for the six months ended June 30, 2017 and 2016 consisted of net loss and unrealized gain/loss from foreign currency translation adjustment.

Segment reporting

The Company uses “the management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments. All of the Company’s operations are considered by the chief operating decision maker to be aggregated in one reportable operating segment. Currently, all of the Company’s customers are in the People’s Republic of China and all revenue is derived from contract services through performing development services for hospitals and sales of related products developed to hospitals.

Related parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal with if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all significant related party transactions.

Fiscal year end

The Company has adopted a fiscal year end of December 31st.

Recent accounting pronouncements

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. This ASU addresses the classification of certain specific cash flow issues including debt prepayment or extinguishment costs, settlement of certain debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of certain insurance claims and distributions received from equity method investees. This ASU is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years, with early adoption permitted. An entity that elects early adoption must adopt all of the amendments in the same period. The Company is currently evaluating the impact it may have on its financial statements.

Other accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the financial statements upon adoption. The Company does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, cash flows and/or disclosures.

F-10

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
June 30, 2017

NOTE 4 – INVENTORIES

At June 30, 2017 and December 31, 2016, inventories consisted of the following:

	June 30, 2017	December 31, 2016
Finished goods	$350	$—
	350	—
Less: reserve for obsolete inventories	—	—
	$350	$—

NOTE 5 – PREPAID EXPENSES

At June 30, 2017 and December 31, 2016, prepaid expenses consisted of the following:

	June 30, 2017	December 31, 2016
Prepaid professional fees	$3,688	$—
Prepaid rent	1,334	840
Other	138	135
	$5,160	$975

NOTE 6 – PROPERTY, PLANT AND EQUIPMENT

At June 30, 2017 and December 31, 2016, property, plant and equipment consisted of the following:

	Useful life	June 30, 2017	December 31, 2016
Manufacturing equipment	5 Years	$3,537	$3,453
Office equipment and furniture	5 Years	590	576
		4,127	4,029
Less: accumulated depreciation		(653)	(255)
		$3,474	$3,774

For the three months ended June 30, 2017 and 2016, depreciation expense amounted to $194 and $29, respectively, which was included in operating expenses. For the six months ended June 30, 2017 and 2016, depreciation expense amounted to $387 and $58, respectively, which was included in operating expenses. The manufacturing equipment was temporary idle during the three and six months ended June 30, 2017 and 2016 and the Company recorded the related depreciation for the manufacturing equipment as operating expenses rather as cost of revenue.

NOTE 7 – ACCRUED LIABILITIES AND OTHER PAYABLES

At June 30, 2017 and December 31, 2016, accrued liabilities and other payables consisted of the following:

	June 30, 2017	December 31, 2016
Accrued payroll and related benefits	$2,169	$6,437
Other	577	—
	$2,746	$6,437

F-11

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
June 30, 2017

NOTE 8 – VAT AND OTHER TAXES PAYABLE

At June 30, 2017 and December 31, 2016, VAT and other taxes payable consisted of the following:

	June 30, 2017	December 31, 2016
VAT payable	$—	$987
Other	—	99
	$—	$1,086

NOTE 9 – STOCKHOLDERS’ EQUITY

Registered capital

The registered capital of the Company is RMB 3,000,000 (approximately $463,000), which will be contributed entirely by the Company’s founders.

During the period from August 7, 2015 (date of inception) through December 31, 2015, the Company received registered capital from its founders at the amount of $77,406 (RMB 500,000) and as of June 30, 2017 and December 31, 2016, the uncontributed registered capital was $385,137 (RMB 2,500,000), which was recorded as due from founders in connection with registered paid-in capital. The founders are required to make the uncontributed registered capital prior to October 1, 2034.

NOTE 10 - STATUTORY RESERVE

In accordance with PRC regulations, the Company is required to provide a statutory reserve, which is appropriated from net income as reported in the Company’s statutory account. The Company is required to allocate 10% of its annual after-tax profit to the statutory reserve until such reserve has reached 50% of its registered capital based on the enterprise’s PRC statutory account. The statutory reserve can only be used for specific purposes and are not distributable as cash dividends. As of June 30, 2017 and December 31, 2016, statutory reserve did not reach 50% of the Company’s registered capital.

The Company did not make any appropriation to statutory reserve for the six months ended June 30, 2017 as it incurred a net loss in the period.

NOTE 11 – COMMITMENTS AND CONTINCENGIES

Severance payments

The Company has employment agreements with certain employees that provided severance payments upon termination of employment under certain circumstances, as defined in the applicable agreements. The Company has estimated its possible severance payments of approximately $1,900 as of June 30, 2017 and December 31, 2016, which have not been reflected in its financial statements since the Company concluded that the likelihood is remote at this moment.

Operating lease

In March 2017, the Company signed an agreement to lease its facilities and equipment under operating lease. Pursuant to the signed lease, the annual rent is RMB 41,000 (approximately $6,000). The term of the lease is one year commencing on March 15, 2017 and expires on March 14, 2018.

For the three months ended June 30, 2017 and 2016, rent expense for operating lease amounted to $1,493 and $383, respectively, which was included in operating expenses. For the six months ended June 30, 2017 and 2016, rent expense for operating lease amounted to $2,588 and $765, respectively, which was included in operating expenses.

Future minimum rental payment required under this lease is as follows:

Twelve-month period Ending June 30:	Amount
2018	$4,284

F-12

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
June 30, 2017

NOTE 12 - CONCENTRATIONS

Vendor concentration

No vendor accounted for 10.0% or more of the Company’s total outstanding accounts payable at June 30, 2017. One vendor accounted for 100.0% of the Company’s total outstanding accounts payable at December 31, 2016.

Concentrations of credit risk

At June 30, 2017 and December 31, 2016, cash balances in the PRC are $90,468 and $117,925, respectively, are uninsured. The Company has not experienced any losses in PRC bank account and believes it is not exposed to any risks on its cash in PRC bank account.

NOTE 13 – SUBSEQUENT EVENTS

Stock Purchase Agreement

On October 25, 2017, the Company entered into and closed a Stock Purchase Agreement with GenExosome Technologies Inc., a Nevada corporation (“GenExosome”) and Dr. Zhou, the sole shareholder of the Company, pursuant to which GenExosome acquired all of the issued and outstanding securities of the Company in consideration of a cash payment in the amount of $450,000, which shall be paid upon the Company recording the change in ownership with the Ministry of Commerce of the People’s Republic of China in accordance with the Interim Measures for Record Management regarding the Establishment and Change of Foreign-invested Enterprises.